SUMMARY PROSPECTUS

October 13, 2026

Leverage Shares MANGOS ETF

Ticker Sumbol: MGOL

Listed on The NASDAQ Stock Market LLC

Before you invest, you may want to review the statutory prospectus (the “Prospectus”), which contains more information about the Leverage Shares MANGOS ETF (the “Fund”) and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Fund’s Statement of Additional Information, online at www.ThemesETFs.com. You can also get this information at no cost by calling 1-866-5Themes (1-866-584-3637). The current Prospectus and Statement of Additional Information dated October 13, 2026 are incorporated by reference into this Summary Prospectus.

Leverage Shares MANGOS ETF

Investment Objective

The Fund is an exchange traded fund (“ETF”) that seeks capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.99%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses[3]	0.99%

[1]	The Fund’s investment advisory agreement provides that the Fund’s investment adviser will pay substantially all expenses of the Fund, except for the fee paid to the Adviser (as defined below) pursuant to the investment advisory agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses.
[2]	Estimated for the current fiscal year.
[3]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$105	$315

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies of the Fund

The Fund is an actively managed ETF. The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities issued by, and financial instruments with economic characteristics that in combination provide investment exposure to, the following six companies (each, a “MANGOS Company” and collectively, the “MANGOS Companies”): Meta Platforms, Inc., Anthropic PBC, NVIDIA Corporation, Alphabet Inc., OpenAI, Inc., and Space Exploration Technologies Corp. The Fund seeks to achieve its investment objective through the use of derivative instruments, including swap agreements and options contracts, as well as, to a lesser extent, direct investments in the MANGOS Companies. The Fund will enter into one or more swap agreements with major financial institutions pursuant to which the Fund and the counterparty will agree to exchange the return (or differentials in rates of return) of one or more MANGOS Companies for payments based on the Fund’s net assets.

Depending on market conditions, market liquidity and operational constraints, the Fund may obtain long exposure to the MANGOS Companies by purchasing call option contracts or by entering into option combinations designed to replicate long exposure. In particular, the Fund may establish a position consisting of the purchase of a call option and the sale of a put option on a MANGOS Company with the same strike price and expiration date (a strategy generally referred to as a “synthetic forward”). All option contracts bought and sold will be based on a MANGOS Company. The Fund will pay a premium to purchase call options and receive a premium from selling put options. These option positions are designed to provide economic exposure similar to a long position in a MANGOS Company, with gains or losses determined primarily by changes in the price of such company relative to the strike price of the options.

As part of its investment strategy, the Fund may invest in a combination of standardized exchange-traded and FLexible EXchange® (“FLEX”) call and put option contracts based on the value of the MANGOS Companies. The Fund will only buy and sell option contracts that are listed for trading on regulated U.S. exchanges. Standardized exchange-traded options have standardized terms, including the strike price, expiration date and exercise style, and are also guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options that permit customization of contract terms including strike price, expiration date and exercise style and are also guaranteed for settlement by the OCC. The Fund may utilize either European style options, which may be exercised only at expiration, or American style options, which may be exercised at any time prior to expiration.

Certain MANGOS Companies may not have publicly traded equity securities at the time of the Fund’s investment. To the extent that any MANGOS Company is privately held, the Fund will generally seek economic exposure to such companies through total return swaps that reference perpetual futures on the non-public companies. The Fund will not invest in perpetual futures directly. Nor will the Fund’s investment exposure to any of the already-public companies be through total return swaps priced on perpetual futures. The Fund expects to maintain exposure to the MANGOS Companies on an ongoing basis under normal market conditions. Its investments in the publicly traded MANGOS companies are expected to be generally equally weighted, subject to market movements, cash flows, liquidity considerations and portfolio management requirements. The Fund’s weightings to the privately held MANGOS companies will be significantly less than those to the publicly traded MANGOS Companies and will be limited to 15% of the Fund’s net assets in the aggregate. During an initial public offering (“IPO”) of a privately held MANGOS Company, subject to applicable exchange requirements, the Fund will limit its exposure to such Company on the IPO date and for two days after (T+2) the IPO to 10% of the Fund’s net assets. Shortly following an IPO by a privately held MANGOS Company, the Fund’s weighting of such Company is expected to be generally equal to the weighting of the other publicly traded MANGOS Companies, subject to the same constraints.

The Fund expects initially to classify private-company swaps as illiquid but may subsequently classify a swap as highly liquid, moderately liquid or less liquid when supported by current, documented evidence under Rule 22e-4 of the Investment Company Act of 1940, as amended. Classifications will be reviewed under the Fund’s liquidity risk management program using current, documented evidence, including termination rights, price impact and settlement terms. Cash settlement or a termination right alone does not determine the classification. Illiquid swap assets count toward the Fund’s 15% limit on illiquid investments.

On a day-to-day basis, the Fund is expected to hold collateral for its derivative positions. For this purpose, the Fund may invest in money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund is expected to allocate a substantial portion of its assets as collateral for swap agreements or as premiums for purchased option contracts.

Generally, the Fund seeks to maintain investment exposure to the MANGOS Companies regardless of market conditions and without taking defensive positions in cash or other instruments in anticipation of an adverse climate for the MANGOS Companies.

The Fund is considered to be non-diversified. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.

Meta Platforms, Inc. (NASDAQ: META) was incorporated in 2004 and builds technology that helps people connect and share, find communities, and grow businesses. The Company’s products enable people to connect and share with friends and family through mobile devices, personal computers, virtual reality (VR) and mixed reality (MR) headsets, and wearables.

Anthropic PBC is an artificial intelligence (“AI”) company that develops and commercializes advanced AI systems, including large language models, for enterprise and consumer applications. The company develops the Claude series of large language models. As of the date of this Prospectus, Anthropic is not publicly traded and does not file periodic reports under the Securities Exchange Act of 1934. If and when Anthropic’s securities become publicly listed, the Fund will disclose the applicable trading market and ticker symbol.

NVIDIA Corporation (NASDAQ: NVDA) designs, develops, and markets three-dimensional (3D) graphics processors and related software. Nvidia offers products that provide interactive 3D graphics to the mainstream personal computer market. Nvidia pioneered accelerated computing to help solve the most challenging computational problems. More recently, graphic processing units’ deep learning have ignited artificial intelligence with the graphic processing unit acting as the brain of computers, robots and self-driving vehicles.

Alphabet, Inc. (NASDAQ: GOOGL) is a holding company that provides online advertising services and operates a range of technology businesses. The company generates the substantial majority of its revenues from advertising through its Google Services segment and also offers products and services including search, YouTube, cloud computing, subscriptions, platforms and devices, and other technology services.

OpenAI, Inc. is an AI company focused on the research, deployment, and commercialization of AI systems, including large language models, generative AI platforms, and related infrastructure and enterprise services. The company develops the GPT family of large language models, including ChatGPT. As of the date of this Prospectus, OpenAI is not publicly traded and does not file periodic reports under the Securities Exchange Act of 1934. If and when OpenAI’s securities become publicly listed, the Fund will disclose the applicable trading market and ticker symbol.

Space Exploration Technologies Corp. (NASDAQ: SPCX) is a diversified technology enterprise with operations spanning aerospace launch services, satellite-based communications networks, and artificial intelligence technologies. Its activities include the development and launch of orbital vehicles, operation of satellite constellations, and the integration of artificial intelligence capabilities to support existing and future products and services.

Each publicly listed MANGOS Company is subject to the reporting requirements of the Securities and Exchange Act of 1934 and files periodic reports with the SEC, which are publicly available at www.sec.gov. Information regarding the MANGOS Companies that are not publicly traded may be obtained from other sources including, but not limited to, the company’s website, press releases, newspaper articles and other publicly disseminated documents and information.

This Prospectus relates only to the securities offered hereby and does not relate to any securities offered by the MANGOS Companies. The Fund has derived all disclosures contained in this Prospectus regarding the MANGOS Companies from publicly available information. Neither the Fund, the Trust, the Adviser nor any of their respective affiliates has participated in the preparation of such information or makes any representation regarding the accuracy or completeness of any publicly available information concerning a MANGOS Company. In addition, there can be no assurance that all events occurring prior to the date of this Prospectus, including events that could affect the trading prices of the MANGOS Companies, have been publicly disclosed. Subsequent disclosure of material events concerning a MANGOS Company, or the failure to disclose such events, could affect the value of the Fund and the Fund’s ability to achieve its investment objective.

Principal Risks of Investing in the Fund

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. Additionally, the Fund presents risks that are not traditionally associated with other mutual funds and ETFs. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield or total return. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Issuer-Specific Investing Risk. Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Meta Platforms, Inc. Investing Risk. Meta Platforms faces risks unique to its operations including, among others: lack of ability to add and retain users and maintain level of user engagement; reduction in advertising; ineffective operation with mobile operating systems; failure or changes to existing products; fluctuations in financial results; competitive markets; ability to build and scale technical infrastructure; disruptions in service; litigation; class action lawsuits; complex and evolving global regulation; government investigations and enforcement; data breaches and cyber incidents; and the ability to obtain and enforcement intellectual property rights.

Anthropic PBC Investing Risk. Anthropic is subject to risks that include, but are not limited to: it operates in a capital-intensive and rapidly evolving AI industry in which it must continuously invest in compute infrastructure, research, and talent to remain competitive, and failure to innovate or control costs could adversely impact financial performance; the company faces intense competition from larger, well-capitalized technology firms developing comparable AI systems, which may limit market share, pricing power, and customer retention; its dependence on external partnerships for cloud infrastructure and compute resources could expose it to third-party constraints or cost volatility; risks associated with data sourcing, intellectual property, and model safety have resulted in litigation and regulatory scrutiny, and further legal actions or emerging AI-specific regulations could increase compliance costs, restrict product functionality, or disrupt operations; and the complexity and novelty of advanced AI systems raise operational and reputational risks—such as unintended model behavior, cybersecurity vulnerabilities, or misuse of technology—that could lead to customer losses, remediation expenses, or reduced enterprise trust. Any of these risks could materially and adversely affect the company’s business, financial condition, results of operations, and prospects. Any of these risks could materially and adversely affect the company’s business, financial condition, results of operations, and prospects.

Nvidia Corporation Investing Risk. Nvidia faces risks associated with: failure to meet the evolving needs of its large markets gaming, data center, professional visualization and automotive – and identifying new products, services and technologies; competition; changes in customer demand; supply chain issues; manufacturing delays; potential significant mismatches between supply and demand giving rise to product shortages or excessive inventory; the dependence on third-parties and their technology to manufacture, assemble, test, or package its products which reduces control over product quantity and quality, manufacturing yields, development, enhancement and product delivery schedules; significant product defects; international sales and operations, including adverse economic conditions; impacts from climate change, including water and energy availability; inability to realize the potential benefits from business investments and acquisitions; concentration of revenue from a limited number of partners, distributors and customers; the ability to attract, retain and motivate executives and key employees; system security and data protection breaches, including cyberattacks; business disruptions; the proper function of its business processes and information systems; fluctuations in operating results; increased scrutiny from shareholders and regulators regarding its environmental, social and governance responsibilities could result in increased operating expenses or adversely impact its reputation or ability to attract customers or suppliers; issues related to the responsible use of artificial intelligence (AI); ability to protect its intellectual property; ever changing and increasingly stringent data privacy and security laws and regulations; as well as other regulatory, tax related and legal issues, including the changing regulations regarding AI.

Alphabet, Inc. Investing Risk. Alphabet faces risks associated with: reliance on advertising revenue and the effect that loss of partners or new and existing technologies that block advertisements online may have on its business; intense competition for its products and services across different industries; investments in new businesses, products, services and technologies that may divert management attention or harm its financial condition or operating results; slowdowns in its revenue growth rate; the ability to protect its intellectual property rights; the ability to maintain or enhance its brands and its impact on the ability to expand its user base, advertisers, customers, content providers and other partners; manufacturing and supply chain issues; interruptions to, or interferences with, its complex technology and communication systems; its international operations; fluctuations in the fair values of its investments and in some instances, the subjective nature of some of the valuation methodologies used in its financial statements; failure to evolve with the advancement of technology and user preferences; data privacy and security concerns; problematic content posted on its platforms by users; increased restriction or charges related to each user’s ability to access the content provided by the company; as well as regulatory, legal and litigation issues.

OpenAI Inc. Investing Risk. OpenAI is subject to risks that include, but are not limited to: its AI models may produce inaccurate, misleading, biased, or harmful outputs, which could result in reputational harm, regulatory scrutiny, or litigation; rapid technological change and intense competition that could render its products less competitive or pressure pricing; significant reliance on large-scale computing infrastructure and third-party providers, including cloud and hardware vendors, the disruption or loss of which could adversely affect operations; evolving global laws and regulations relating to artificial intelligence, privacy, consumer protection, intellectual property, and national security that could increase compliance costs or restrict its activities; intellectual property claims or disputes relating to the data used to train its models or the outputs generated by those models; cybersecurity incidents or data breaches that could compromise systems or sensitive information; limitations on access to data necessary to develop and improve models; dependence on key strategic partners and the availability of substantial capital to fund research and infrastructure; risks associated with misuse of its technology by customers or third parties; and broader societal, ethical, and safety concerns relating to the development and deployment of advanced AI systems. Any of these risks could materially and adversely affect the company’s business, financial condition, results of operations, and prospects.

Space Exploration Technologies Corp. Investing Risk. SpaceX is subject to risks that include, but are not limited to: its launch and spaceflight activities involve complex and inherently hazardous technologies; launch failures, mission anomalies, or accidents could result in significant financial losses, reputational harm, regulatory action, or loss of customer confidence; it requires substantial ongoing capital investment; its ability to execute its business strategy depends on continued access to financing, which may not be available on favorable terms or at all; it operates in heavily regulated industries and derives a meaningful portion of its revenue from government contracts; changes in regulation, licensing requirements, government policy, or funding priorities could materially affect operations and demand; the operation of large satellite constellations involves risks including satellite failure, collisions, space debris, spectrum interference, and service disruptions, any of which could adversely affect performance and revenues; its business depends on the successful development and deployment of new technologies; and the integration of AI technologies involves uncertainty, including regulatory scrutiny, cybersecurity concerns, and execution risk. Any of these risks could materially and adversely affect the company’s business, financial condition, results of operations, and prospects.

As SpaceX commenced trading in June 2026, there is limited public trading history upon which investors can evaluate its performance, and the market price of its common stock is expected to experience significant volatility. The trading price of SpaceX’s common stock is expected to fluctuate significantly due to company-specific developments, changes in investor expectations, general market conditions, lock-up expirations for pre-IPO shareholders, changes in trading volume, the entry or exit of large shareholders or other factors unrelated to its operating performance. SpaceX is a highly dynamic company, and its business model, products, services, and strategic focus may change over time, which could adversely affect the value of the Fund’s investment.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks. Investing in derivatives may expose the Fund to greater risks, and may result in larger losses or small gains, than investing directly in the reference asset underlying those derivatives, which may prevent the Fund from achieving its investment objective. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the underlying reference asset and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. Additionally, any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return. Such costs may increase as interest rates rise. The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

Swap Agreements. The Fund expects to use swap agreements to achieve its investment objective. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. Swap agreements are generally traded over-the-counter, and therefore, may not receive regulatory protection, which may expose investors to significant losses. In addition, many swaps traded over-the-counter may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. The value of the options contracts in which the Fund invests are substantially influenced by the value of the underlying instrument. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. The use of options to generate leverage introduces additional risks, including significant potential losses if the market moves unfavorably. The leverage inherent in options can amplify both gains and losses, leading to increased volatility and potential for substantial losses, particularly in periods of market uncertainty or low liquidity. Additionally, the Fund may incur losses if the value of the underlying instrument moves against its positions, potentially resulting in a complete loss of the premium paid.

FLEX Options. FLEX Options are exchange-traded options contracts with uniquely customizable terms like exercise price, style, and expiration date. Due to their customization and potentially unique terms, FLEX Options may be less liquid than other securities, such as standard exchange listed options. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price.

These risks are expected to be heightened during the period immediately following an IPO by an underlying reference asset.

Government Regulation of Derivatives Risk. It is possible that government regulation of various types of derivative instruments, including swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

Private Investment Risk. Investments in private investments may involve additional risks, including reduced transparency, limited liquidity, and heightened valuation risk. These investments can be more volatile and may be harder to value or sell than publicly traded securities, which can increase the impact of valuation judgments on the Fund’s NAV. In addition, indirect investments in private securities are typically illiquid: there is no public trading market for such securities, transfers may be restricted by contract or subject to a right of first refusal or consent of the issuer, and the Fund may be unable to sell such investments when it wishes to do so, or may only be able to do so at a substantial discount to their estimated value. Because such investments may be treated as illiquid under the Fund’s liquidity risk management program, a significant allocation to directly held private securities could affect the Fund’s ability to meet redemptions in a timely manner.

The value of private companies, and of the Fund’s direct or indirect investments in them, may be difficult to determine and may be based on financing transactions, secondary market activity, valuation models, or other estimates that may not accurately reflect the price at which an investment could be sold. Where the Fund holds private securities directly, their value will generally be determined in good faith pursuant to fair valuation procedures, which involve subjective judgment and may differ from the value ultimately realized through an IPO, acquisition, secondary transaction, or other liquidity event. Private company investments and instruments referencing private companies may be less liquid, more volatile, and more difficult to value than investments in publicly traded companies and may be subject to substantial fluctuations in value.

Perpetual Futures Risk. Perpetual futures contracts generally have no stated expiration date and rely on periodic funding payments or other adjustments intended to keep the contract’s value aligned with the private company it references; there is no assurance these mechanisms will be effective, and markets for such contracts may be relatively new, illiquid, and subject to limited trading volume, price volatility, valuation uncertainty, and operational, exchange or platform, and (where applicable) counterparty risk. Pricing derived from the perpetual futures market for a pre-IPO issuer may therefore be viewed as speculative and based on imperfect information, and the resulting market may be inefficient.

Perpetual Futures Reference Price Risk. The Fund’s private-company swaps may reference perpetual futures prices that differ materially from private-company share values, financing-round valuations, IPO prices, or subsequent listed-share prices. These contracts generally have no stated expiration date, and mechanisms intended to align their prices with the referenced company’s value may not be effective. Limited trading, concentrated participation, and unreliable information may cause volatility, pricing disruptions, or manipulation, including near the swap’s pricing time. Prices may change when Fund shares are not trading. The Fund’s NAV valuation may differ from contractual settlement amounts and does not change the swap’s payment terms. The calculation agent’s discretion in selecting or applying pricing inputs and adjustments may create conflicts of interest and affect the amount payable under the swap.

Pre-IPO and Transitional Company Risk. Certain MANGOS Companies may be privately held at the time of the Fund’s investment and may subsequently become publicly traded through an IPO, direct listing, or other transaction. The transition from private to public company status may involve significant uncertainty regarding valuation, lock-up restrictions on the sale of previously private shares, increased volatility immediately following a public listing, dilution from new share issuance, and changes in the company’s governance, strategy, or financial reporting. In addition, there is the risk that expectations disclosed in the company’s public filings (i.e., Form S-1) prior to the IPO may differ from following the IPO expectations. There can be no assurance that a MANGOS Company that is privately held at the time of the Fund’s investment will become publicly traded on any specific timeline, or at all.

IPO Risk.. Following an IPO of a MANGOS Company, the Fund will seek exposure to the Company, consistent with its investment objective, during a period in which the Company has a limited trading history, limited publicly available information, uncertain market valuation and potentially significant price volatility. Trading in the Company may be subject to substantial fluctuations in price, wide bid-ask spreads, trading halts, limited liquidity, price discovery challenges and other market disruptions that are more common following an IPO. The Fund may have difficulty obtaining exposure to the MANGOS Company on terms that are consistent with its investment objective, particularly during the initial days or weeks following the IPO, which may cause the Fund not to meet its investment objective during this time. In addition, options, swaps or other derivatives referencing the Company may not be immediately available, may have limited liquidity, may be more expensive than anticipated or may not provide the desired exposure. These risks are likely to be heightened on the first day of trading and during the period immediately following the IPO.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

AI Risk. Companies engaged in AI and big data typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. AI and big data companies typically engage in significant amounts of spending on research and development, as well as mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. AI and big data companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI and big data companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. The customers and/or suppliers of AI and big data companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on AI and big data companies. Country, government, and/or region-specific regulations or restrictions could have an impact on AI and big data companies.

Counterparty/Collateral Risk. If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Fund losing money or not being able to meet its daily investment objective.

In addition, because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective or rebalance properly, which may result in significant losses to the Fund, or the Fund may decide to change its investment objective. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be increased when there is significant market volatility. These risks may be heightened when the Underlying Security is newly issued or has a limited trading history, as there may be less liquidity, fewer available counterparties, and greater uncertainty regarding pricing and market dynamics.

Collateral pledged by a counterparty may be insufficient to fully mitigate the Fund’s exposure in the event of a default. This risk may arise from declines in the value of the collateral, limited liquidity or marketability of the collateral, legal or operational risks (including risks related to the enforceability or perfection of the Fund’s security interest), or delays in accessing or liquidating the collateral. To the extent the value of the collateral is insufficient or cannot be realized in a timely manner, the Fund may experience losses, which may be substantial.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund and/or the Fund’s service providers, including the Adviser, market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Adviser, other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Market Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, and public health risks. The Fund is subject to the risk that geopolitical events will disrupt markets and adversely affect global economies, markets, and exchanges. Local, regional or global events such as war, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, conflicts and social unrest or other events could have a significant impact on the Fund, its investments, and the Fund’s ability to achieve its investment objective.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.

Repurchase Agreements Risk. The Fund may enter into repurchase agreements. In a repurchase agreement, a party sells a security, commonly a U.S. government security, and agrees to buy the security back at a specific price at a specified later time. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intraday (premium) or less than the NAV intraday (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as The NASDAQ Stock Market LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund, and this could lead to differences between the market price of the shares of the Fund and the underlying value of those shares.

Early Close/Trading Halt Risk. The risk that an exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in a fund being unable to buy or sell certain securities or financial instruments. In these circumstances, a fund may be unable to accurately price its investments and/or may incur substantial trading losses.

Cash Transaction Risk. The Fund will generally effect creations and redemptions for cash rather than for in-kind securities. As a result, the Fund may not be tax efficient and will incur brokerage and financing costs related to buying and selling securities or obtaining derivative exposure to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund will bear such costs, which will decrease the Fund’s net asset value.

Tax Risk. In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, including gaining exposure to Computing Power through the use of swaps, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Non-Diversification Risk. The Fund is considered to be non-diversified. This means it has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty and make the Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Liquidity Risk. Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses or realizing gains. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Fund Performance

Performance information for the Fund is not included because the Fund did not commence operations prior to the date of this Prospectus. In the future, performance for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.ThemesETFs.com or by calling the Fund toll-free at 1-866-5Themes (1-866-584-3637).

Management

Investment Adviser

Themes Management Company, LLC (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers

Calvin Tsang, CFA, Head of Product Management and Development of the Adviser, Dingxun (Kevin) Shao, Vice President, Product Management and Development of the Adviser and Paul Bartkowiak, Vice President, Portfolio Management of the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and each has served as portfolio manager since the Fund’s inception.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund generally issues and redeems shares at NAV only in large blocks of shares known as “Creation Units,” which only institutions or large investors may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for cash, although the Fund may also effect creations and redemptions in-kind or through a combination of cash and securities.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its net asset value, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.ThemesETFs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.